Deposits	12 Months Ended
Dec. 31, 2017
Banking and Thrift [Abstract]
Deposits

Note 10. Deposits

The aggregate amount of time deposits in denominations of more than $250 thousand at December 31, 2017 and 2016 was $13.5 million, and $12.5 million, respectively. At December 31, 2017, the scheduled maturities of all time deposits are as follows:

(dollars in thousands)
2018	$63,799
2019	25,183
2020	21,044
2021	22,112
2022	15,587

Total	$147,725